Quarterly Holdings Report
for
Fidelity® Series International Credit Fund
September 30, 2023
SUN-NPRT3-1123
1.9882623.106
Nonconvertible Bonds - 58.0%
		Principal Amount (a)	Value ($)
Australia - 1.7%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	150,000	137,971
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	600,000	500,297
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	500,000	486,131
6.75% 12/2/44 (Reg. S) (b)		570,000	562,875
TOTAL AUSTRALIA			1,687,274
Denmark - 1.8%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	705,000	749,816
4.625% 4/13/27 (Reg. S) (b)	GBP	200,000	235,761
4.75% 6/21/30 (Reg. S) (b)	EUR	561,000	589,994
Jyske Bank A/S 5% 10/26/28 (b)	EUR	225,000	237,489
TOTAL DENMARK			1,813,060
Finland - 0.6%
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	600,000	628,981
France - 6.0%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		225,000	185,518
2.5% 3/31/32 (Reg. S) (b)	EUR	600,000	570,508
4.125% 5/24/33 (Reg. S)	EUR	600,000	624,724
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	600,000	548,058
Credit Agricole SA:
UK Government Bonds 1 Year + 2.180% 6.375% 6/14/31 (Reg. S) (b)(d)	GBP	500,000	613,048
1.25% 10/2/24 (Reg. S)	GBP	100,000	116,531
4.875% 10/23/29 (Reg. S)	GBP	200,000	232,148
Electricite de France SA:
5.5% 1/25/35 (Reg. S)	GBP	600,000	665,167
5.7% 5/23/28 (c)		550,000	544,661
6.25% 5/23/33 (c)		550,000	550,572
Engie SA 4.25% 9/6/34 (Reg. S)	EUR	300,000	310,970
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	200,000	173,411
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	100,000	104,289
1.75% 10/7/27 (Reg. S)	EUR	200,000	207,900
Societe Generale:
4.75% 11/24/25 (c)		200,000	191,301
6.691% 1/10/34 (b)(c)		200,000	194,135
Technip Energies NV 1.125% 5/28/28	EUR	300,000	273,425
TOTAL FRANCE			6,106,366
Germany - 6.8%
ACCENTRO Real Estate AG 5.625% 2/13/26 (Reg. S)	EUR	472,500	290,738
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S) (b)	EUR	2,000,000	871,808
5% 4/27/27 (Reg. S) (b)	EUR	200,000	71,893
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	300,000	313,813
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	100,000	122,036
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	400,000	393,297
4% 6/24/32 (Reg. S) (b)	EUR	800,000	753,870
6.125% 12/12/30 (Reg. S) (b)	GBP	800,000	906,634
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	500,000	421,050
KfW:
0% 9/17/30 (Reg. S)	EUR	1,000,000	839,184
2.875% 5/29/26 (Reg. S)	EUR	935,000	974,185
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	200,000	200,124
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	300,000	279,255
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	200,000	193,457
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	300,000	277,528
TOTAL GERMANY			6,908,872
Greece - 0.2%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	250,000	244,135
Hong Kong - 1.3%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	300,000	252,340
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		1,300,000	1,074,775
TOTAL HONG KONG			1,327,115
Ireland - 2.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		150,000	150,173
AIB Group PLC 2.25% 4/4/28 (Reg. S) (b)	EUR	1,200,000	1,160,965
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	800,000	750,916
2.029% 9/30/27 (b)(c)		950,000	832,271
TOTAL IRELAND			2,894,325
Italy - 1.0%
Enel SpA 3.375% (Reg. S) (b)(e)	EUR	300,000	293,324
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	539,000	501,100
5.861% 6/19/32 (b)(c)		200,000	182,032
TOTAL ITALY			976,456
Luxembourg - 2.4%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	802,000	798,184
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	1,050,000	874,547
1.75% 3/12/29 (Reg. S)	EUR	600,000	496,771
2.625% 10/20/28 (Reg. S)	GBP	250,000	235,850
TOTAL LUXEMBOURG			2,405,352
Mexico - 1.7%
Petroleos Mexicanos 6.5% 3/13/27		1,980,000	1,736,292
Netherlands - 1.9%
ING Groep NV 4.75% 5/23/34 (Reg. S) (b)	EUR	900,000	937,846
JDE Peet's BV 2.25% 9/24/31 (c)		150,000	111,478
Rabobank Nederland 4% 1/10/30 (Reg. S)	EUR	300,000	309,541
REWE International Finance 4.875% 9/13/30 (Reg. S)	EUR	100,000	105,887
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	200,000	205,825
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	350,000	308,282
TOTAL NETHERLANDS			1,978,859
Poland - 0.3%
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	500,000	343,606
Portugal - 0.3%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	300,000	271,312
Spain - 0.4%
Iberdrola Finanzas SAU 7.375% 1/29/24	GBP	100,000	122,523
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	300,000	312,332
TOTAL SPAIN			434,855
Sweden - 0.6%
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	500,000	259,026
Samhallsbyggnadsbolaget I Norden AB:
1.75% 1/14/25 (Reg. S)	EUR	200,000	179,722
2.25% 8/12/27 (Reg. S)	EUR	250,000	168,103
TOTAL SWEDEN			606,851
Switzerland - 4.8%
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		902,000	865,920
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		964,000	902,545
5.75% 8/15/50 (Reg. S) (b)		1,300,000	1,248,000
UBS Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	500,000	497,647
4.194% 4/1/31 (b)(c)		250,000	218,311
4.282% 1/9/28 (c)		298,000	273,990
4.75% 3/17/32 (Reg. S) (b)	EUR	270,000	278,084
4.988% 8/5/33 (Reg. S) (b)		200,000	178,835
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		600,000	463,500
TOTAL SWITZERLAND			4,926,832
United Kingdom - 19.8%
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	100,000	123,888
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	161,989
Barclays PLC:
5.262% 1/29/34 (Reg. S) (b)	EUR	190,000	197,733
7.437% 11/2/33 (b)		200,000	205,376
8.407% 11/14/32 (Reg. S) (b)	GBP	300,000	373,215
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	500,000	512,158
7.125% 2/14/24	GBP	750,000	916,395
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	470,000	489,394
4.856% 5/23/33 (Reg. S) (b)	EUR	500,000	519,379
6.8% 9/14/31 (b)	GBP	160,000	197,228
7.39% 11/3/28 (b)		350,000	362,090
8.201% 11/16/34 (Reg. S) (b)	GBP	400,000	504,843
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		2,407,000	2,252,526
Inchcape PLC 6.5% 6/9/28 (Reg. S)	GBP	300,000	366,906
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	340,000	364,879
John Lewis PLC 6.125% 1/21/25	GBP	1,659,000	1,976,854
Lloyds Bank Corporate Markets PLC 1.75% 7/11/24 (Reg. S)	GBP	140,000	165,258
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	400,000	418,539
4.5% 1/11/29 (Reg. S) (b)	EUR	230,000	240,212
4.75% 9/21/31 (Reg. S) (b)	EUR	500,000	521,575
4.976% 8/11/33 (b)		200,000	177,485
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	100,000	114,305
4.5% 7/10/27 (Reg. S)	GBP	270,000	304,895
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	500,000	512,907
Nationwide Building Society 6.178% 12/7/27 (Reg. S) (b)	GBP	300,000	362,560
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	650,000	675,810
3.622% 8/14/30 (Reg. S) (b)	GBP	250,000	286,217
4.771% 2/16/29 (Reg. S) (b)	EUR	600,000	627,946
7.416% 6/6/33 (Reg. S) (b)	GBP	300,000	363,567
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	750,000	681,926
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/33 (Reg. S)	EUR	290,000	300,080
Rolls-Royce PLC 3.375% 6/18/26	GBP	440,000	490,063
Severn Trent Utilities Finance PLC:
4.625% 11/30/34 (Reg. S)	GBP	140,000	151,678
6.125% 2/26/24	GBP	65,000	79,307
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	208,000	213,003
Tesco Corporate Treasury Services PLC:
2.75% 4/27/30 (Reg. S)	GBP	500,000	501,403
5.5% 2/27/35 (Reg. S)	GBP	160,000	179,866
Thames Water Utility Finance PLC 1.875% 1/24/24 (Reg. S)	GBP	130,000	155,325
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	400,000	328,494
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	200,000	221,896
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	210,000	194,848
Virgin Money UK PLC 7.625% 8/23/29 (Reg. S) (b)	GBP	600,000	743,602
Vodafone Group PLC 4.875% 10/3/78 (Reg. S) (b)	GBP	250,000	286,342
Western Power Distribution PLC 3.625% 11/6/23 (Reg. S)	GBP	130,000	158,219
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	250,000	264,064
3.375% 10/16/25 (Reg. S)	GBP	800,000	921,300
TOTAL UNITED KINGDOM			20,167,545
United States of America - 3.6%
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	800,000	890,136
Citigroup, Inc. 5.875% 7/1/24 (Reg. S)	GBP	200,000	242,572
Duke Energy Corp. 3.85% 6/15/34	EUR	550,000	517,204
Ford Motor Credit Co. LLC 6.86% 6/5/26	GBP	400,000	480,866
General Motors Financial Co., Inc. 5.15% 8/15/26 (Reg. S)	GBP	100,000	118,773
Morgan Stanley 4.656% 3/2/29 (b)	EUR	300,000	316,879
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	250,000	231,050
Southern Co. 1.875% 9/15/81 (b)	EUR	850,000	708,254
Wells Fargo & Co. 2.125% 12/20/23 (Reg. S)	GBP	130,000	157,258
TOTAL UNITED STATES OF AMERICA			3,662,992
TOTAL NONCONVERTIBLE BONDS (Cost $69,931,968)			59,121,080

U.S. Government and Government Agency Obligations - 11.6%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 11.6%
U.S. Treasury Bonds:
3.25% 5/15/42 (f)	2,600,000	2,071,875
3.625% 5/15/53	500,000	413,984
4% 11/15/42	710,000	630,180
6.25% 5/15/30	2,660,000	2,902,105
U.S. Treasury Notes:
0.75% 3/31/26 (f)	1,960,000	1,772,422
2.625% 7/31/29	3,000,000	2,691,680
3.5% 2/15/33	1,500,000	1,376,250

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $12,612,230)		11,858,496

Foreign Government and Government Agency Obligations - 9.1%
		Principal Amount (a)	Value ($)
Germany - 7.5%
German Federal Republic:
0% 5/15/35 (Reg. S)	EUR	950,000	719,634
1% 5/15/38(Reg. S)	EUR	2,285,000	1,851,419
1.25% 8/15/48	EUR	1,195,000	884,829
1.3% 10/15/27(Reg. S)	EUR	2,350,000	2,344,807
2.1% 11/15/29(Reg. S)	EUR	720,000	733,664
3.1% 9/18/25(Reg. S)	EUR	1,000,000	1,055,040
TOTAL GERMANY			7,589,393
United Kingdom - 1.6%
United Kingdom, Great Britain and Northern Ireland 1% 4/22/24(Reg. S)	GBP	1,393,000	1,661,868
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $10,754,484)			9,251,261

Supranational Obligations - 2.3%
		Principal Amount (a)	Value ($)
European Investment Bank:
0% 6/17/27	EUR	200,000	187,505
0% 1/14/31 (Reg. S)	EUR	1,100,000	914,691
3% 11/15/28 (Reg. S)	EUR	300,000	312,554
European Union:
0% 10/4/28 (Reg. S)	EUR	175,000	156,869
2.75% 10/5/26 (Reg. S)	EUR	700,000	726,207
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $2,339,919)			2,297,826

Preferred Securities - 11.1%
		Principal Amount (a)	Value ($)
Australia - 1.0%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(e)		1,100,000	1,020,036
Canada - 0.6%
Bank of Nova Scotia:
CME Term SOFR 3 Month Index + 2.900% 8.2091% (b)(d)(e)		390,000	342,557
4.9% (b)(e)		290,000	265,212
TOTAL CANADA			607,769
Czech Republic - 0.2%
CPI Property Group SA 3.75% (Reg. S) (b)(e)	EUR	800,000	230,176
Finland - 0.2%
Citycon Oyj 4.496% (Reg. S) (b)(e)	EUR	300,000	223,133
France - 1.0%
BNP Paribas SA 6.625% (Reg. S) (b)(e)		550,000	540,051
Societe Generale 7.875% (Reg. S) (b)(e)		200,000	198,343
Veolia Environnement SA 2% (Reg. S) (b)(e)	EUR	300,000	265,564
TOTAL FRANCE			1,003,958
Germany - 3.4%
Aroundtown SA 3.375% (Reg. S) (b)(e)	EUR	1,400,000	638,652
AT Securities BV USD SWAP SEMI 30/360 5Y INDX + 3.540% 7.747% (Reg. S) (b)(d)(e)		750,000	364,125
Grand City Properties SA 1.5% (Reg. S) (b)(e)	EUR	1,300,000	647,604
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(e)	EUR	100,000	102,887
3.748% (Reg. S) (b)(e)	EUR	300,000	272,837
3.875% (Reg. S) (b)(e)	EUR	900,000	783,819
4.625% (Reg. S) (b)(e)	EUR	637,000	638,010
TOTAL GERMANY			3,447,934
Ireland - 0.9%
AerCap Holdings NV 5.875% 10/10/79 (b)		450,000	437,613
AIB Group PLC 6.25% (Reg. S) (b)(e)	EUR	450,000	451,552
TOTAL IRELAND			889,165
Sweden - 1.0%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(e)	EUR	1,500,000	878,416
3.625% (Reg. S) (b)(e)	EUR	150,000	72,831
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(e)	EUR	650,000	101,845
TOTAL SWEDEN			1,053,092
Switzerland - 0.4%
Credit Suisse Group AG 7.5% (Reg. S) (b)(e)(g)		1,900,000	180,500
UBS Group AG 7% (Reg. S) (b)(e)		200,000	193,750
TOTAL SWITZERLAND			374,250
United Kingdom - 2.4%
Barclays PLC:
5.875% (Reg. S) (b)(e)	GBP	350,000	399,278
7.125% (b)(e)	GBP	200,000	227,199
8.875% (b)(e)	GBP	200,000	225,719
British American Tobacco PLC 3% (Reg. S) (b)(e)	EUR	1,100,000	992,890
Mobico Group PLC 4.25% (Reg. S) (b)(e)	GBP	190,000	199,967
SSE PLC 3.74% (Reg. S) (b)(e)	GBP	400,000	442,405
TOTAL UNITED KINGDOM			2,487,458
TOTAL PREFERRED SECURITIES (Cost $19,636,291)			11,336,971

Money Market Funds - 4.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (h) (Cost $4,376,084)	4,375,209	4,376,084

TOTAL INVESTMENT IN SECURITIES - 96.4% (Cost $119,650,976)	98,241,718
NET OTHER ASSETS (LIABILITIES) - 3.6%	3,680,275
NET ASSETS - 100.0%	101,921,993

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	9	Dec 2023	647,936	(17,042)	(17,042)
Eurex Euro-Bund Contracts (Germany)	2	Dec 2023	272,009	(5,908)	(5,908)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	3	Dec 2023	388,095	(29,878)	(29,878)
Eurex Euro-Schatz Contracts (Germany)	20	Dec 2023	2,220,014	(4,571)	(4,571)
TME 10 Year Canadian Note Contracts (Canada)	38	Dec 2023	3,221,012	(83,004)	(83,004)

TOTAL BOND INDEX CONTRACTS					(140,403)

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	37	Dec 2023	7,500,305	(18,573)	(18,573)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	103	Dec 2023	10,852,016	(76,530)	(76,530)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	37	Dec 2023	4,209,906	(228,438)	(228,438)

TOTAL TREASURY CONTRACTS					(323,541)

TOTAL PURCHASED					(463,944)

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	21	Dec 2023	2,412,577	(14,541)	(14,541)

TOTAL FUTURES CONTRACTS					(478,485)
The notional amount of futures purchased as a percentage of Net Assets is 28.8%
The notional amount of futures sold as a percentage of Net Assets is 2.4%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	400,000	USD	423,304	Royal Bank of Canada	10/03/23	(404)
USD	225,781	GBP	185,000	State Street Bank and Trust Co	10/03/23	63
CAD	122,000	USD	90,282	BNP Paribas S.A.	12/08/23	(371)
EUR	504,000	USD	534,855	Royal Bank of Canada	12/08/23	(395)
GBP	258,000	USD	314,984	State Street Bank and Trust Co	12/08/23	(68)
USD	37,320	AUD	58,000	HSBC Bank	12/08/23	(57)
USD	26,669	CAD	36,000	Goldman Sachs Bank USA	12/08/23	138
USD	97,482	CAD	132,000	HSBC Bank	12/08/23	201
USD	29,844	CAD	40,000	JPMorgan Chase Bank, N.A.	12/08/23	365
USD	227,337	EUR	212,000	BNP Paribas S.A.	12/08/23	2,525
USD	43,567,032	EUR	40,471,000	Bank of America, N.A.	12/08/23	650,134
USD	480,900	EUR	453,000	Brown Brothers Harriman & Co	12/08/23	522
USD	272,873	EUR	255,000	Canadian Imperial Bk. of Comm.	12/08/23	2,462
USD	24,927,760	GBP	19,977,000	Royal Bank of Canada	12/08/23	543,690

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						1,198,805
Unrealized Appreciation						1,200,100
Unrealized Depreciation						(1,295)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Jun 2028	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	955,000	(1,542)	1,306	(236)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,536,795 or 5.4% of net assets.

(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security is perpetual in nature with no stated maturity date.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $628,099.
(g)	Non-income producing - Security is in default.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	3,368,958	53,217,090	52,209,964	179,221	-	-	4,376,084	0.0%
Total	3,368,958	53,217,090	52,209,964	179,221	-	-	4,376,084

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations, Supranational Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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